UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

--------------

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2017

CD 2017-CD4 Mortgage Trust
(Central Index Key Number 0001702745)

-----------------------------------------------------------

(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation

(Central Index Key Number 0001013454)

-----------------------------------------------------------

(Exact name of registrant as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Citigroup Global Markets Realty Corp.

(Central Index Key Number 0001541001)

-----------------------------------------------------------

(Exact names of sponsors as specified in their charters)

Delaware	333-206705-08	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable

-----------------------------------------------------------

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of May 17, 2017, with respect to the CD 2017-CD4 Mortgage Trust. The purpose of this amendment is to include the Central Index Key Numbers of the sponsors, the issuing entity and the depositor.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated May 17, 2017. (Filed as Exhibit 5.1 to the Form 8-K under SEC File No. 333-206705-08 and incorporated by reference herein.)

8.1	Tax Opinion of Sidley Austin LLP, dated May 17, 2017 (included as part of Exhibit 5.1). (Filed as Exhibit 8.1 to the Form 8-K under SEC File No. 333-206705-08 and incorporated by reference herein.)

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1). (Filed as Exhibit 23.1 to the Form 8-K under SEC File No. 333-206705-08 and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By: /s/ Matt Smith

Name: Matt Smith

Title: Director

By: /s/ Natalie Grainger

Name: Natalie Grainger

Title: Director

Date: May 31, 2017

EXHIBIT INDEX

Exhibit Number	Description
5.1	Legality Opinion of Sidley Austin LLP, dated May 17, 2017. (Filed as Exhibit 5.1 to the Form 8-K under SEC File No. 333-206705-08 and incorporated by reference herein.)

8.1	Tax Opinion of Sidley Austin LLP, dated May 17, 2017 (included as part of Exhibit 5.1). (Filed as Exhibit 8.1 to the Form 8-K under SEC File No. 333-206705-08 and incorporated by reference herein.)
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1). (Filed as Exhibit 23.1 to the Form 8-K under SEC File No. 333-206705-08 and incorporated by reference herein.)